UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)

(408) 616-4000

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 16, 2005, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Silicon Image, Inc. (the “Registrant”) approved incentive bonuses provided the Registrant achieves a specified product revenue target. Rob Valiton, the Registrant’s current Vice President of Worldwide Sales, will be eligible to receive an incentive bonus of $10,000. This incentive bonus arrangement is not memorialized in a formal bonus plan document.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b)     As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on April 28, 2005, David Lee did not stand for re-election at the Annual Meeting of Stockholders of the Registrant held on June 15, 2005. Accordingly, Dr. Lee resigned from the Board of Directors of the Registrant as of such date.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2005
SILICON IMAGE, INC.
By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer